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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                          ---------------------------
                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                          ---------------------------

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JUNE 12, 1997

                          ---------------------------

                                TGX CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          ---------------------------

        DELAWARE                      1-10201                72-0890264
        --------                      -------                ----------
        (STATE OF                     (COMMISSION            (IRS EMPLOYEE
        INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)


                          ---------------------------

                           222 PENNBRIGHT, SUITE 200
                             HOUSTON, TEXAS  77090
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                (713) 872-0500

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ITEM 5.     OTHER EVENTS.


        On June 12, 1997, TGX Corporation, a Delaware corporation, completed the merger with and into its wholly-owned subsidiary, Sheridan Energy, Inc., a Delaware corporation, in order to effect a recapitalization of its existing security holders.

        Pursuant to the recapitalization, holders of TGX Series A Senior Preferred Stock received one-half share of Sheridan Common Stock for each share of TGX Senior Preferred Stock they had held. Holders of other series of TGX Preferred Stock and TGX Common Stock received nothing pursuant to the merger.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TGX CORPORATION
                                                (REGISTRANT)


                                                By: /s/ Michael A. Gerlich
                                                   --------------------------
                                                   Michael A. Gerlich
                                                   President



DATED: June 12, 1997